UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST AB Global Bond Portfolio

655 Broad Street, 17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

January 30, 2020

To the Shareholders:

At a regular in-person meeting held on January 24-25, 2019, the Board of Trustees (the Board) of Advanced Series Trust approved a new subadvisory agreement (the New Subadvisory Agreement) for the AST AB Global Bond Portfolio (the Portfolio) between PGIM Investments LLC and AllianceBernstein L.P. (AB), due to a change of control of AB.

The Board's approval of the New Subadvisory Agreement was in connection with the change of control of AB. AB is an indirect, majority owned subsidiary of AXA Equitable Holdings, Inc. (EQH), which, in turn, was a wholly-owned subsidiary of AXA S.A. (AXA). On May 10, 2018, AXA sold approximately 24.5% of its outstanding shares of EQH, and on November 20, 2018, a secondary offering of EQH common stock was completed, decreasing AXA's overall ownership of EQH stock to approximately 59.3%. AXA had announced a plan to completely divest its remaining ownership interest in EQH over time in one or more transactions. As of November 13, 2019, AXA no longer beneficially owns more than 25% of the outstanding EQH common stock. As such, AXA's divestment resulted in a change of control of AB and, therefore, an assignment (within the meaning of the Investment Company Act of 1940) and automatic termination of the existing subadvisory agreement between the Manager and AB for the Portfolio.

The New Subadvisory Agreement became effective on November 13, 2019, and is identical to the prior subadvisory agreement between the Manager and AB. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. PGIM Investments LLC will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about a change in the Portfolio's subadvisory arrangement.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTABGBIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST AB Global Bond Portfolio

655 Broad Street, 17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

January 30, 2020

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST AB Global Bond Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an exemptive order (the Manager-of-Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Order permits the Portfolio's investment managers to hire new subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust (collectively referred to herein as the Board or Trustees), without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments or the Manager) serves as the investment manager of the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement for the Portfolio with AllianceBerstein L.P. (AB or the Subadviser). At a regular in-person meeting of the Board held on January 24-25, 2019 (the Meeting), the Board, including a majority of the Trustees who are not parties to the New Subadvisory Agreement and are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved the New Subadvisory Agreement between the Manager and AB.

The Board's approval of the New Subadvisory Agreement was in connection with the change of control of AB. AB is an indirect, majority owned subsidiary of AXA Equitable Holdings, Inc. (EQH), which, in turn, was a wholly-owned subsidiary of AXA S.A. (AXA). On May 10, 2018, AXA sold approximately 24.5% of its outstanding shares of EQH, and on November 20, 2018, a secondary offering of EQH common stock was completed, decreasing AXA's overall ownership of EQH stock to approximately 59.3%. AXA had announced a plan to completely divest its remaining ownership interest in EQH over time in one or more transactions. As of November 13, 2019, AXA no longer beneficially owns more than 25% of the outstanding EQH common stock. As such, AXA's divestment resulted in a change of control of AB and, therefore, an assignment (within the meaning of the 1940 Act) and automatic termination of the existing subadvisory agreement between the Manager and AB for the Portfolio (the Transaction). The New Subadvisory Agreement became effective on November 13, 2019, and is identical to the prior subadvisory agreement between the Manager and AB that was terminated as a result of the Transaction (the Prior Subadvisory Agreement).

The investment objective of the Portfolio has not changed. The investment management agreement relating to the Portfolio has not, and will not, change as a result of the New Subadvisory Agreement. The investment management agreement with the Manager was last approved by the Trustees, including a majority of the Independent Trustees, at the June 2019 Board meetings.

AB will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio.

A Notice of Internet Availability for this information statement will be mailed on or about February 10, 2020 to shareholders investing in the Portfolio as of November 13, 2019.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENT

Approval of the New Subadvisory Agreement

As required by the 1940 Act, the Board of AST considered the New Subadvisory Agreement between the Manager and AB with respect to the Portfolio due to an anticipated "change of control" of AB. At the Meeting, the Board, including all of the Independent Trustees, considered and approved the New Subadvisory Agreement after concluding that approval of the New Subadvisory Agreement was in the best interests of the Portfolio and its shareholders. The Board noted that it had most recently approved the Prior Subadvisory Agreement at the June 2018 Board meeting (the June Meeting), and that the New Subadvisory Agreement would not take effect until the anticipated change of control was complete.

The Board's approval of the New Subadvisory Agreement was in connection with the anticipated change of control of AB. AB is an indirect, majority owned subsidiary of AXA Equitable Holdings, Inc. (EQH), which, in turn, was a wholly-owned subsidiary of AXA S.A. (AXA). The Board considered that, on May 10, 2018, AXA sold approximately 24.5% of its outstanding shares of EQH, and that, on November 20, 2018, a secondary offering of EQH common stock was completed, decreasing AXA's overall ownership of EQH stock to approximately 59.3%. The Board was also advised that AXA had announced a plan to completely divest its remaining ownership interest in EQH over time in one or more transactions. The Board noted that, once AXA no longer beneficially owned more than 25% of the outstanding EQH common stock, such divestment (referred to herein as the Triggering Divestment) would result in a change of control of AB and, therefore, an assignment and termination of the Prior Subadvisory Agreement between the Manager and AB.

In advance of the Meeting, the Board requested and received materials related to the New Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its considerations.

Before approving the New Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by AB; comparable performance information; the fees paid by the Manager to AB; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to AB. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board's decision to approve the New Subadvisory Agreement.

The Board determined that the overall arrangement between the Manager and AB, which will continue to serve as the Portfolio's subadviser pursuant to the terms of the New Subadvisory Agreement, were in the best interests of the Portfolio and its shareholders in light of the services to be performed and the fees to be charged under the New Subadvisory Agreement, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board reaching its determinations to approve the New Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board noted that it had most recently received and considered information regarding the nature, quality and extent of services provided to the Portfolio by AB in connection with its approval of the Prior Subadvisory Agreement at the June Meeting. The Board also noted that the nature and extent of services to be provided to the Portfolio under the Prior Subadvisory Agreement were identical in all material respects to those to be provided by AB under the New Subadvisory Agreement.

With respect to the quality of services, the Board considered, among other things, the background and experience of AB's portfolio management team, which would be the same team that worked for AB prior to the Triggering Divestment, and would not be affected by the Triggering Divestment. In connection with the approval of the Prior Subadvisory Agreement for the Portfolio at the June Meeting, the Board had reviewed the qualifications, backgrounds and responsibilities of the AB portfolio managers who are responsible for the day-to-day management of the Portfolio. The Board was also provided information pertaining to AB's organizational structure, senior management and investment operations, among other relevant information. The Board noted that it had received a favorable compliance report from AST's Chief Compliance Officer regarding AB in connection with its approval of the Prior Subadvisory Agreement at the June Meeting.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to the Portfolio by AB under the Prior Subadvisory Agreement, and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by AB under the New Subadvisory Agreement should equal the quality of similar services provided by AB under the Prior Subadvisory Agreement.

Performance

The Board noted that it had reviewed and been satisfied with the investment performance of the Portfolio in connection with its approval of the Prior Subadvisory Agreement at the June Meeting, and that there was a reasonable basis on which to conclude that the investment performance of the Portfolio under the New Subadvisory Agreement should not change as a result of the Triggering Divestment.

Subadvisory Fee Rates

The Board noted that the subadvisory fee rates payable to AB in connection with the Portfolio would remain unchanged as a result of the Triggering Divestment. The Board noted that it had reviewed the subadvisory fee rate paid to AB in connection with its approval of the Prior Subadvisory Agreement at the June Meeting and determined that such fee rate was reasonable.

Profitability

The Board noted that, since AB is not affiliated with the Manager, the revenues derived by AB under the New Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as AB, may not be as significant as the Manager's profitability, given the arm's-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadviser, as well as the fact that the Manager compensates the subadviser out of its management fee.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio under the New Subadvisory Agreement contained breakpoints that reduce the fee rates on assets above specified levels, and that the fee schedule is the same as the fee schedule under the Prior Subadvisory Agreement that was approved by the Board at the June Meeting. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreement.

Other Benefits to AB

The Board noted that it had considered potential "fall-out" or ancillary benefits anticipated to be received by AB and its affiliates in connection with its approval of the Prior Subadvisory Agreement at the June Meeting, and that the Triggering Divestment would not result in any changes to the information it considered at the June Meeting. The Board also noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreement.

***

After full consideration of these factors, the Board concluded that the approval of the New Subadvisory Agreement was in the best interests of the Portfolio and its shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about AB

AB is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company EQH, a publicly traded holding company for a diverse group of financial services companies, and formerly a subsidiary of AXA S.A. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AB and AllianceBernstein Holding L.P., a publicly traded partnership. AllianceBernstein Holding L.P. owns approximately 36% of the issued and outstanding AllianceBernstein Units. Including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AB, EQH and its subsidiaries have an approximate 65% economic interest in AB. AB's principal place of business is located at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a leading global investment management firm managing client accounts totaling approximately $623 billion in assets as of December 31, 2019. Additional information about AB is attached as Exhibit B.

Terms of the New Subadvisory Agreement

The material terms of the New Subadvisory Agreement are identical to the material terms of the Prior Subadvisory Agreement. AB is compensated by the Manager (and not the Portfolio) based on the amount of assets of the Portfolio it manages. The subadvisory fee rates under the Prior Subadvisory Agreement, the subadvisory fee rates under the New Subadvisory Agreement, and the subadvisory fees paid to AB for the fiscal year ended December 31, 2019, are set forth below:

Subadvisory Fees Paid for the
Prior Subadvisory Fee Rates	New Subadvisory Fee Rates*	Fiscal Year Ended
December 31, 2019
0.20% of average daily net assets to $500	0.20% of average daily net assets to $500	$2,810,204
million;	million;
0.19% of average daily net assets over	0.19% of average daily net assets over
$500 million	$500 million

*In the event AB invests Portfolio assets in other pooled investment vehicles it manages or subadvises, AB will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to AB with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

The New Subadvisory Agreement provides, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, the Subadviser is responsible for managing the investment operations of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Subadviser will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that

(i)the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's Management Agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by the Subadviser or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the Subadviser will not be liable for any act or omission in connection with their activities as subadvisers to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments serves as investment manager to the Portfolio.

As of December 31, 2019, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $311.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the oversight of the Trust's Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreement.

The Manager is specifically responsible for supervising and managing the Portfolio and the Subadviser. In this capacity, the Manager reviews the performance of the Portfolio and the Subadviser and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investments Research Group (SIRG), a unit of PGIM Investments, to assist in regularly evaluating and supervising the Portfolio and the Subadviser, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively manage the Portfolio and the Subadviser. The Manager utilizes this data in directly supervising the Portfolio and the Subadviser. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•furnishing of office facilities;

•paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

•monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

•providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

•monitoring, together with the Subadviser, the Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

•preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

•preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

•preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-PORT;

•preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

•preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

•organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•the salaries and expenses of all of their and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadviser;

•all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

•the fees, costs and expenses payable to the Subadviser pursuant to the New Subadvisory Agreement; and

•with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the Subadviser.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

•the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadviser;

•the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•the charges and expenses of the Trust's legal counsel and independent auditors;

•brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•all taxes and corporate fees payable by the Trust to governmental agencies;

•the fees of any trade associations of which the Trust may be a member;

•the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

•the cost of fidelity, directors and officers, and errors and omissions insurance;

•the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

•litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The tables below set forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Aggregate

Investment

PortfolioInvestment Management Fee RateManagement Fees

for the most recently

completed fiscal year

AST AB Global Bond Portfolio          0.64% of average daily net assets to $300 million;$9,016,707

0.63% on next $200 million of average daily net assets; 0.62% on next $250 million of average daily net assets; 0.61% on next $2.5 billion of average daily net assets; 0.60% on next $2.75 billion of average daily net assets; 0.57% on next $4 billion of average daily net assets; 0.55% over $10 billion of average daily net assets

Directors and Officers of PGIM Investments

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of AB.

Name	Position with PGIM Investments	Principal Occupations

Stuart S. Parker	Chief Executive Officer, Chief	President of PGIM Investments LLC (since
	Operating Officer, Officer-in-Charge,	January 2012); Executive Vice President of
	President	Prudential Investment Management Services
LLC (since December 2012); formerly Executive
Vice President of Jennison Associates, LLC and
Head of Retail Distribution of PGIM
Investments LLC (June 2005-December 2011).
Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments.*

Name	Position with Trust	Position with PGIM Investments

Timothy S. Cronin	President	Senior Vice President
Raymond A. O'Hara	Chief Legal Officer	Chief Legal Officer and Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice President
Kenneth Allen	Vice President	Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
Dino Capasso	Chief Compliance Officer	Chief Compliance Officer
Christian J. Kelly	Treasurer & Principal Financial and	Assistant Treasurer and Vice President
Accounting Officer

*Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, serves as custodian for the Portfolio's securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST AB Global Bond Portfolio	$3,631,847

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid
AST AB Global Bond Portfolio	$14,147
Shareholder Communication Costs

AB will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement, because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit C to this information statement.

Andrew R. French

Secretary

Dated: January 30, 2020

EXHIBIT A

ADVANCED SERIES TRUST

AST AB Global Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 13th day of November, 2019 between PGIM Investments LLC (PGIM Investments) or the Manager), a New York limited liability company and AllianceBernstein L.P., a Delaware limited partnership (AB or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the reasonable instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of the Trust Documents. The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. Furthermore, in accordance with the Trust's procedures, to the extent consistent with its duty to seek best execution, the Subadviser may cause the delegated portion of the Trust's portfolio to participate in cross transactions with other fund accounts managed by the Subadviser.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon

(i)a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall, in all material respects, follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j)The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting for which the Manager has provided reasonable advance notice, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Manager, the Subadviser may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in material compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadviser shall immediately notify the Manager if the Subadviser is in material breach of this Section. At the Manager's reasonable request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's Employees who require such access in order to provide the services to the Manager.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadviser shall promptly report those findings to the Manager.

(h)The Subadviser shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadviser, Employees or third parties related to the Security Incident. The Subadviser will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Manager with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Manager, on reasonable notice: (a) access to the Subadviser's information processing premises and records; (b) reasonable assistance and cooperation of the Subadviser's relevant staff; and (c) reasonable facilities at the Subadviser's premises.

5.The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Manager. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; (3) to the Subadviser at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, Attention: Chief Compliance Officer; or (4), in each case, at such other address as the applicable party shall have given written notice thereof to each other party pursuant to this Section 7.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

ALLIANCEBERNSTEIN L.P.

By: /s/ Matthew S. White

Name: Matthew S. White

Title: Assistant Secretary

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by AllianceBernstein L.P. (AB), PGIM Investments LLC will pay AB an advisory fee on the net assets managed by AB that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*

AST AB Global Bond Portfolio	0.20% of average daily net assets to $500 million;
0.19% of average daily net assets over $500 million

*In the event AB invests Portfolio assets in other pooled investment vehicles it manages or subadvises, AB will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to AB with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: November 13, 2019

EXHIBIT B

MANAGEMENT OF ALLIANCEBERNSTEIN L.P. (AB)

AB is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company AXA Equitable Holdings, Inc. (EQH), a publicly traded holding company for a diverse group of financial services companies, and formerly a subsidiary of AXA S.A. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AB and AllianceBernstein Holding L.P., a publicly traded partnership. AllianceBernstein Holding L.P. owns approximately 36% of the issued and outstanding AllianceBernstein Units. Including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AB, EQH and its subsidiaries have an approximate 65% economic interest in AB. AB's principal place of business is located at 1345 Avenue of the Americas, New York, New York 10105. AB is a leading global investment management firm managing client accounts totaling approximately $623 billion in assets as of December 31, 2019.

Name & Address*	Position
Seth P. Bernstein	Director – AB Corporation and President and Chief Executive Officer – AllianceBernstein
Ramon de Oliveira	Chairman of the Board – AB Corporation and AXA Equitable Holdings, Inc.; Director – AXA
S.A., AXA Equitable Life Insurance Company, MONY Life Insurance Company of America;
Managing Director – Investment Audit Practice

Paul L. Audet	Director – AB Corporation; Founder and Managing Member – Symmetrical Ventures
Nella Domenici	Director – AB Corporation
Jeffrey J. Hurd	Director – AB Corporation; Chief Operating Officer – AXA Equitable Holdings, Inc.

Daniel G. Kaye	Director – AB Corporation, AXA Equitable Holdings, Inc., AXA Equitable Life Insurance
Company; MONY Life Insurance Company of America, CME Group, Inc.

Nicholas Lane	Director – AB Corporation; Senior Executive Vice President and Head of U.S. Life, Retirement
and Wealth Management – AXA Equitable Holdings, Inc.; President - AXA Equitable Life
Insurance Company

Kristi Matus	Director – AB Corporation, AXA Equitable Holdings, Inc., AXA Equitable Life Insurance
Company; MONY Life Insurance Company of America, Tru Optik Data Corp., Cerence, Inc.;
Executive Advisor – Thomas H. Lee Partners

Das Narayandas	Director – AB Corporation; Professor of Business Administration at Harvard Business School
Mark Pearson	Director – AB Corporation and MONY Life Insurance Company of America; Director,
President and Chief Executive Officer – AXA Equitable Holdings, Inc.; Chairman and Chief
Executive Officer – AXA Equitable Life Insurance Company

Charles G.T. Stonehill	Director – AB Corporation, AXA Equitable Holdings, Inc., AXA Equitable Life Insurance
Company, MONY Life Insurance Company of America, PlayMagnus A/S, CommonBond,
LLC; Founding Partner – Green & Blue Advisors LLC

Kate C. Burke	Chief Administrative Officer – AllianceBernstein
Laurence E. Cranch	General Counsel – AllianceBernstein

James A. Gingrich	Chief Operating Officer – AllianceBernstein
John C. Weisenseel	Chief Financial Officer – AllianceBernstein

*The principal mailing address of the principal executive officer and each director, as it relates to his or her duties to AB, is 1345 Avenue of the Americas, New York, NY 10105.

B-1

COMPARABLE FUNDS FOR WHICH AB

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which AB provides investment advisory and sub-advisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Sub-Advisory Fee Paid to AB
(as of December 31, 2019)

Global Bond Fund	$7,160 million	0.45% management fee

B-2

EXHIBIT C

SHAREHOLDER INFORMATION

As of January 9, 2020, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of January 9, 2020, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

AST AB Global Bond	Advanced Series Trust	655 Broad Street, 17th Floor	31,328,677.862/35.34%
Portfolio	AST Preservation Asset	Newark, NJ 07102
Allocation Portfolio

	Advanced Series Trust	655 Broad Street, 17th Floor	22,849,708.498/25.77%
	AST Capital Growth Asset	Newark, NJ 07102
Allocation Portfolio

	Advanced Series Trust	655 Broad Street, 17th Floor	31,267,395.818/35.27%
	AST Balanced Asset Allocation	Newark, NJ 07102
Portfolio

C-1

ADVANCED SERIES TRUST

AST AB Global Bond Portfolio

655 Broad Street, 17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding the approval of a new subadvisory agreement for the AST AB Global Bond Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio's website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement.

As discussed in the Information Statement, at a regular in-person meeting held on January 24-25, 2019, the Board of Trustees (the Board) of the Trust approved a new subadvisory agreement (the New Subadvisory Agreement) for the Portfolio between PGIM Investments LLC (PGIM Investments or the Manager) and AllianceBernstein L.P. (AB), due to a change of control of AB.

The Board's approval of the New Subadvisory Agreement was in connection with the change of control of AB. AB is an indirect, majority owned subsidiary of AXA Equitable Holdings, Inc. (EQH), which, in turn, was a wholly-owned subsidiary of AXA S.A. (AXA). On May 10, 2018, AXA sold approximately 24.5% of its outstanding shares of EQH, and on November 20, 2018, a secondary offering of EQH common stock was completed, decreasing AXA's overall ownership of EQH stock to approximately 59.3%. AXA had announced a plan to completely divest its remaining ownership interest in EQH over time in one or more transactions. As of November 13, 2019, AXA no longer beneficially owns more than 25% of the outstanding EQH common stock. As such, AXA's divestment resulted in a change of control of AB and, therefore, an assignment (within the meaning of the Investment Company Act of 1940) and automatic termination of the prior subadvisory agreement between the Manager and AB for the Portfolio.

The New Subadvisory Agreement became effective on November 13, 2019, and is identical to the prior subadvisory agreement between the Manager and AB. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. PGIM Investments will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about February 10, 2020 to all shareholders of record as of the close of business on November 13, 2019. A copy of the Information Statement will remain on the Portfolio's website until May 11, 2020.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until May 11, 2020. To ensure prompt delivery, you should make your request no later than April 28, 2020. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice will be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

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